UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 18, 2005

SCBT Financial Corporation

(Exact name of registrant as specified in its charter)

South Carolina

(State or other jurisdiction of incorporation)

001-12669	57-0799315
(Commission File Number)	(IRS Employer Identification No.)

520 Gervais Street, Columbia, South Carolina	29201-3046
(Address of principal executive offices)	(Zip Code)

(800) 277-2175

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

SCBT Financial Corporation, a bank holding company whose leading bank subsidiary is South Carolina Bank and Trust, N.A., established a new Delaware trust subsidiary, SCBT Capital Trust III, which completed the sale of $20,000,000 of trust preferred securities on July 18, 2005.  SCBT Capital Trust III issued the trust preferred securities at a rate fixed for the first 10 years at 5.92%, and thereafter at a rate equal to the three-month LIBOR rate plus a spread.  The trust preferred securities mature in 30 years, and can be called without penalty on or after September 15, 2012.  The net proceeds from the offering will be used by SCBT Financial Corporation for general corporate purposes.  The Forms of the Capital Security Certificate and the Common Security Certificate are included as Exhibits A-1 and A-2, respectively, in the Amended and Restated Declaration of Trust, attached hereto as Exhibit 10.3.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)                                              Exhibits. Copies of the Indenture, the Guarantee Agreement, and the Amended and Restated Declaration of Trust relating to the trust preferred issuance by SCBT Capital Trust III are attached hereto as Exhibits.

Exhibit Number	Description

10.1	Indenture between SCBT Financial Corporation and JPMorgan Chase Bank, National Association, as Trustee, including the form of the Junior Subordinated Debenture, attached as Exhibit A.

10.2	Guarantee Agreement between SCBT Financial Corporation and JPMorgan Chase Bank, National Association

10.3

Amended and Restated Declaration of Trust among SCBT Financial Corporation, as Sponsor, JPMorgan Chase Bank, National Association, as Institutional Trustee, Chase Bank USA, National Association, as Delaware Trustee, and the Administrators named therein, including exhibits containing the related forms of the SCBT Capital Trust III Capital Securities Certificate and the Common Securities Certificate.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCBT FINANCIAL CORPORATION

Dated: July 22, 2005	By:	/s/ Richard C. Mathis
Richard C. Mathis
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Indenture between SCBT Financial Corporation and JPMorgan Chase Bank, National Association, as Trustee, including the form of the Junior Subordinated Debenture, attached as Exhibit A.

10.2	Guarantee Agreement between SCBT Financial Corporation and JPMorgan Chase Bank, National Association

10.3

Amended and Restated Declaration of Trust among SCBT Financial Corporation, as Sponsor, JPMorgan Chase Bank, National Association, as Institutional Trustee, Chase Bank USA, National Association, as Delaware Trustee, and the Administrators Named therein, including exhibits containing the related forms of the SCBT Capital Trust III Capital Securities Certificate and the Common Securities Certificate.